EXHIBIT 32

NULIFE SCIENCES, INC.

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,

UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of NuLife Sciences, Inc. (the "Company"), does hereby certify with respect to the Year End Report of the Company on Form 10-K for the period ended September 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), to the best of the undersigned's knowledge that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 17, 2017	By:	/s/ Sean Clarke
Sean Clarke
Chief Executive Officer, President and Chief Financial Officer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)